UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-09527

The DCM Series Trust

(Exact name of registrant as specified in charter)

7 Wells Avenue, Newton, MA 02459

(Address of principal executive offices)

(Zip code)

Stephen C. Schuyler, Gemini Fund Services, LLC

150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

Date of fiscal year end:

9/30

Date of reporting period: 9/30/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT
DCM GROWTH FUND

TRUSTEES
Scott Allen Stuart N. Cole Stephen Dephoure Jonathan J. Derby Mark A Derby Neal Shalom

INVESTMENT ADVISOR
Derby Capital Management, Inc. 7 Wells Avenue Newton, MA 02459

ADMINISTRATOR
Gemini Fund Services, LLC 150 Motor Parkway Hauppauge, NY 11788

CUSTODIAN
Bank of New York Co., Inc. 15 Broad Street, 7th Floor New York, NY 10286

LEGAL COUNSEL
Goodwin Procter LLP Exchange Place Boston, MA 02109	DCM Growth Fund

INDEPENDENT ACCOUNTANTS
Russell, Brier & Co. Ten P.O. Square – 6th Floor Boston, MA 02109

DCM Growth Fund c/o Gemini Fund Services, LLC Omaha, NE 68154-1952 www.dcmfunds.com

Member NASD/SIPC

Not FDIC Insured No Bank Guarantee May Lose Value	September 30, 2003

Dear Fellow Shareholder:

We are delighted to report that our return for fiscal 2003 was 19.34%*. This was especially gratifying as these returns were produced with less risk and volatility as we maintained a large cash and equivalent position throughout the year.

Most holdings appreciated over the period, but several contributed meaningfully to performance. D.R. Horton† returned 94%.  We invested in this national builder of moderately priced homes at a time when many feared rising interest rates would hurt their business.  As usual, most guesses as to the direction of interest rates proved wrong and the company continued to post much better than expected earnings and now builds more homes in the US than any other publicly owned builder.

Our two largest holdings, Citigroup†† and Washington Mutual‡ returned 57% and 31%, respectively. Citigroup is a long time holding that was temporarily depressed because of interest rate fears coupled with the bad publicity surrounding the Wall Street research settlement. Washington Mutual is the nation’s largest thrift that benefited tremendously from the refinancing boom.  Again, investor fear of the end of the boom drove the stock price down and gave us an excellent opportunity to own this wonderful franchise that generates lots of cash and has paid a 4% dividend.

Worries that consumers would put off spending and thus affect retailers helped push the price of Rent-A-Center‡‡ down.  What Wall Street misunderstood was that higher unemployment and a slower economy can actually increase Rent-A-Center’s target market, which typically is the consumer that has difficulty obtaining credit.  The rent-to-own option is some consumers’ only option if they want furniture, appliances or electronics.   We viewed this as an opportunity to invest in one of the largest and most profitable rent-to-own businesses in the U.S.

Clear Channel Communications, the largest radio station owner in the country, took it on the chin when a bill was proposed in Congress that addressed its size and its ability to exert monopoly-like powers.  As is the case with many proposed bills pushed by competitors, this one gained little traction.  As the ‘headline risk’ disappeared, buyers of the stock reappeared and we took advantage of the buyer’s euphoria by selling into the rally.

We also sold our position in Goldman Sachs Group after it reached our assessment of its intrinsic value.  The big lever for Goldman is the fee it collects for underwriting (e.g., IPOs) and consulting in merger and acquisition transactions.  We believed that despite our projections for a solid rebound in both underwriting and Mergers & Acquisitions, the market was pricing in a return to the late 1990’s boom years.  Prudence dictated that we take our profits and assume any additional rise in the stock price would be based upon momentum and not fundamentals.

We believe we ended the year in great shape.   Moreover, we believe we have a portfolio of businesses that generate strong, consistent cash flows, maintain solid balance sheets, offer premium branded products and services, and, importantly, are currently priced below our assessment of their true worth.  In addition, our cash position is at a relatively high 20%, which reflects our discipline to investing at the right price as opposed to any price.

As we have seen in the news lately, being disciplined is a lot harder for some than for others.  For us, being disciplined goes hand-in-hand with being prudent and acting in our shareholder’s best interest, which is easy for us as we are the largest shareholders of the Fund. Its not hard to avoid conflicts of interest when you ask yourself what you would expect or demand if you were a shareholder of the Fund.

Apparently, many people at the big fund firms not only did not know the answer, they did not know to ask the question.  Over the last few months there have been a number of investigations launched into improper trading practices, including “late trading” and market-timing at most of the major funds. “Late-trading” occurs when a trade is placed after the cut-off that day for accepting orders.  It is essentially backdating the order and is a violation of the law. Market timing is like day trading, but in the mutual fund world. Although not illegal, the huge inflows and outflows over a short time period can have an adverse effect on existing shareholders as the fast trades dilute their interest in the fund. To combat this, we have in place a 1% charge for redemptions made within six months of an investment in our Fund.  We hope this will not only discourage market-timers, but also compensate existing shareholders.

As we read each account of dishonesty and the related firings and charges, we are reminded of the old adage “bulls and bears make money while pigs go home broke.”  We have a Code of Ethics at our firm.  Although it is long and detailed, the essence is straightforward and simple and boils down to a single commandment that is easy to remember and easy to follow: Shareholders come first.

We appreciate your support and continued confidence and look forward to a mutually prosperous relationship.

Sincerely

Jon	Mark

The views expressed are as of November 2001, 2003 and are those of the advisor, Derby Capital Management.   The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally or the DCM Growth Fund.

DCM – 11/24/03 - 40

†   D.R. Horton, Inc. comprised 2.93% of net assets at September 30, 2003.

†† Citigroup, Inc. comprised 7.81% of net assets at September 30, 2003.

‡   Washington Mutual, Inc. comprised 8.25% of net assets at September 30, 2003.

‡‡  Rent-A-Center comprised 4.58% of net assets at September 30, 2003.

* DCM Growth Fund Performance Summary - For Periods Ended September 30, 2003
		Calendar		Annualized
	1 Year	YTD (1)	3 Months (1)	Since Inception (2)
The DCM Growth Fund	19.34%	13.09%	1.17%	-8.93%
S&P 500 Index(3)	24.40%	14.72%	2.65%	-4.98%

(1)	Total return figures are not annualized, as they may not be representative of the total return for the year.
(2)	Inception date is October 19, 1999.
(3)	The Standard & Poor's 500 Index ("S&P 500 Index") is a market capitalization-weighted measure of 500 widely held common stocks. Please note, an investor may not invest directly in an index.
Data Source: Lipper Inc.
Past performance is no guarantee of future performance. The investment return and the Fund's Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's total return figures include the reinvestment of dividends and capital gain distributions, if any. Total return figures may have been lower had the advisor not waived a portion of its fees. Total return does not reflect the deduction of taxers that a shareholder would pay on distributions or on the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN THE DCM GROWTH FUND VS. THE S&P 500 INDEX** FROM INCEPTION ON OCTOBER 19, 1999

** An index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

DCM GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2003
			Market
Shares	Security		Value

	COMMON STOCK - 80.82%
	Consumer Discretionary - 17.66%
	Manufacturing - 2.98%
3,795	American Standard Co., Inc. +		$ 319,729

	Media - 4.50%
6,230	Gannett, Inc.		483,200

	Retailing - 10.18%
7,491	Home Depot, Inc.		238,588
11,302	Regis Corp.		362,794
15,229	Rent-A-Center Inc. +		491,897
			1,093,279

	Financials - 36.14%
	Diversified Financials - 30.69%
10,000	American Express Co.		450,600
8,788	Bank of New York, Inc.		255,819
18,432	Citigroup, Inc.		838,840
8,403	FleetBoston Financial Corp.		253,350
22,507	Washington Mutual, Inc.		886,101
11,891	Wells Fargo & Co.		612,387
			3,297,097

	Insurance - 5.45%
10,152	American International Group, Inc.		585,770

	Healthcare - 8.76%
	Pharmaceuticals & Biotechnology - 4.75%
16,800	Pfizer, Inc.		510,384

	Medical Laboratory & Testing Services- 4.01%
15,000	Laboratory Corp. of America Holdings +		430,500

	Industrials - 18.26%
	Capital Goods - 7.03%
9,632	D.R. Horton, Inc.		314,966
14,801	General Electric Co.		441,218
			756,184

	Commercial Services & Supplies - 11.23%
8,342	Automatic Data Processing, Inc.		299,061
20,556	Bisys Group, Inc. +		270,311

DCM GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2003
Shares /			Market
Principal ($)	Security		Value
	Commercial Services & Supplies - 11.23% (continued)
5,000	Cendant Corp. +		$ 93,450
12,601	H&R Block, Inc.		543,733
			1,206,555

	TOTAL COMMON STOCK
	(Cost $8,538,705)		8,682,698

	SHORT-TERM INVESTMENTS - 18.73%
512,498	Bank of New York Hamilton Fund		512,498
500,000	New York Life Investment Management
	Institutional Prime Cash Fund		500,000
$ 1,000,000	U.S. Treasury Bills, Due 10/2/03		999,976

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,012,474)		2,012,474

	TOTAL INVESTMENTS
	(Cost $10,551,179*)	99.55%	$ 10,695,172

	Other assets less liabilities	0.45%	48,024

	TOTAL NET ASSETS	100.00%	$ 10,743,196
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

DCM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003

Assets:
Cash	$ 338,122
Investments in securities, at value
(Cost $8,538,705) (Note 2)	8,682,698
Short-term investments, at cost (Note 2)	2,012,474
Dividends and interest receivable	9,282
Prepaid expenses and other assets	6,998
Total Assets	11,049,574

Liabilities:
Payable for investments purchased	288,626
Investment advisory fees payable (Note 3)	3,386
Accrued trustees' fees	2,005
Accrued expenses and other liabilities	12,361
Total Liabilities	306,378

Net Assets	$ 10,743,196

Net Assets Consist Of:
Paid in capital	$ 15,547,492
Accumulated net realized loss from security transactions	(4,948,289)
Net unrealized appreciation of investments	143,993

$ 10,743,196

Net asset value and redemption price per share
($10,743,196/1,553,984 shares of capital stock outstanding)	$ 6.91

DCM GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

Investment Income:
Dividends	$ 113,029
Interest	12,456
Total investment income	125,485

Expenses:
Advisory fees (Note 3)	89,194
Administration fees	47,363
Transfer agent fees	25,007
Legal fees	18,289
Audit fees	11,917
Trustees' fees	9,572
Registration fees	7,125
Insurance expense	6,767
Printing expense	5,473
Custody fees	5,170
Other expenses	1,477
Total expenses	227,354

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(93,419)
Net expenses	133,935
Net investment loss	(8,450)

Net Realized and Unrealized Gain (Loss)
on Investments (Notes 2 and 4):
Net realized loss from security transactions	(1,641,420)
Net change in unrealized appreciation (depreciation) of investments	3,188,127
Net realized and unrealized gain on investments	1,546,707

Net increase in net assets resulting from operations	$ 1,538,257

DCM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2003	September 30, 2002

From Operations:
Net investment loss	$ (8,450)	$ (38,379)
Net realized loss from security transactions	(1,641,420)	(1,485,966)
Net change in unrealized appreciation
(depreciation) of investments	3,188,127	547,491
Net increase (decrease) in net assets
resulting from operations	1,538,257	(976,854)

From Capital Share Transactions:
Shares sold	3,043,700	1,626,865

Shares redeemed	(981,207)	(1,177,645)
Net increase in net assets from
capital share transactions	2,062,493	449,220

Net increase (decrease) in net assets	3,600,750	(527,634)

Net Assets:
Beginning of Year	7,142,446	7,670,080

End of Year*	$ 10,743,196	$ 7,142,446
* Includes accumulated net investment loss of:	$ -	$ (159,512)

Capital Share Transactions:
Shares sold	473,112	232,300

Shares redeemed	(152,847)	(177,512)
	320,265	54,788

DCM GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	September 30,		September 30,	September 30,	September 30,
	2003		2002	2001	2000(1)

Net Asset Value, Beginning of Year	$ 5.79		$ 6.51	$ 10.06	$ 10.00

Income (Loss) From
Investment Operations:
Net investment loss (2)(3)	(0.01)	*	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)
from investment operations (2)	1.13		(0.69)	(3.45)	0.15
Total from investment operations	1.12		(0.72)	(3.55)	0.06

Net Asset Value, End of Year	$ 6.91		$ 5.79	$ 6.51	$ 10.06

Total Return (4)	19.34%		(11.06)%	(35.29)%	0.60%

Ratios/Supplemental Data:
Net assets end of year (000s)	$ 10,743		$ 7,142	$ 7,670	$ 10,864
Ratio of expenses to average net
assets, before waiver/reimbursement	2.55%		2.54%	2.22%	2.61%	(5)
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.50%		1.50%	1.48%	1.50%	(5)
Ratio of net investment loss to average
net assets, before waiver/reimbursement	(1.14)%		(1.48)%	(1.36)%	(1.95)%	(5)
Ratio of net investment loss to average
net assets, after waiver/reimbursement	(0.09)%		(0.44)%	(0.62)%	(0.83)%	(5)

Portfolio Turnover Rate	41.99%		31.51%	40.14%	62.69%

(1)	For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2)	Per share amounts calculated using the monthly average shares method.
{3)	For the year ended September 30, 2003, the years ended September 30, 2002 and 2001 and for the period ended
September 30, 2000, the advisor voluntarily waived its fee and reimbursed other expenses. Had such actions not been undertaken, net investment loss per share would have been $(0.07), $(0.10), $(0.22) and $(0.21), respectively.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
* Unrounded value is $(0.006).

DCM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2003

Note 1.  Organization

The DCM Growth Fund (the “Fund”), is organized as a series of the DCM Series Trust (the “Trust”), a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.  The Fund commenced operations on October 19, 1999.  The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees.  The Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

At September 30, 2003, the DCM Growth Fund had, for Federal income tax purposes, approximately the following capital loss carryforwards available to offset future capital gains expiring on September 30 of the years below:

    2008

             2009

    2010                 2011

   Total

Capital Loss Carryforwards        $358,000       $1,463,000      $1,486,000       $1,641,000      $4,948,000

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

DCM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2003

F.

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) with Derby Capital Management, Inc. (the “Advisor”). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund.   For its services, the Advisor receives a fee, paid monthly, calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund’s operating expenses exceed 1.50% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of the Fund’s average daily net assets. For the year ended September 30, 2003, the Advisor waived fees amounting to $89,194 and reimbursed expenses amounting to $4,225.

The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”), formerly known as Orbitex Fund Services, Inc. Pursuant to the Agreements, GFS serves as Administrator, Transfer Agent and Dividend Disbursing and Fund Accounting agent to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

The Distributor of the Trust is Orbitex Funds Distributor, Inc. (“OFD”).   The Trust has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.   Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund’s shares. The Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the year ended September 30, 2003, the Plan was not in effect, hence the Fund did not accrue any fees.

Note 4.  Investment Transactions

During the year ended September 30, 2003, purchases and sales of investment securities, excluding short-term securities, aggregated $4,062,018 and $2,914,836, respectively.

At September 30, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

   Gross unrealized appreciation……………………………………………………….$    930,700

   Gross unrealized depreciation……………………………………………………….$   (786,707)

   Net unrealized appreciation………………………………………………………….$    143,993

DCM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2003

Note 5.   Tax Components of Capital and Other

The DCM Growth Fund did not make any distributions to shareholders during the year ended September 30, 2003.

As of September 30, 2003, the components of distributable earnings on a tax basis were as following:

       Accumulated

net investment income (loss)	Capital loss carryforwards	Unrealized appreciation

-	$(4,948,000)	$143,993

For the year ended September 30, 2003, the Fund made the following reclassifications as the result of book to tax differences resulting from operating losses:

Decrease accumulated net investment loss	Decrease paid-in capital	Increase (decrease) accumulated net realized loss on investments

$167,962	$(167,962)	-

Net assets of the Fund were unaffected by the reclassifications above.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders

DCM Growth Fund

Newton, Massachusetts

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DCM Growth Fund (the “Fund”) as of September 30, 2003, and the related statements of operations for the year then ended, changes in net assets, and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended September 30, 2001 and for the period from October 19, 1999 (commencement of operations) to September 30, 2000 were audited by other auditors whose report dated October 26, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DCM Growth Fund as of

September 30, 2003, the results of its operations, changes in its net assets, and the financial highlights for the years then ended in conformity with accounting principles generally accepted in the United States of America.

RUSSELL, BRIER & CO.

Boston, Massachusetts

October 31, 2003

DCM GROWTH FUND
TRUSTEES AND OFFICERS

The Trustees and officers of the DCM Growth Fund are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 7 Wells Avenue, Newton, MA 02459.

Name, Age and Address	Position, Term of Office and Length of Time Served with the DCM Series Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEE
Term Lifetime of Trust until removal, resignation or retirement

Jonathan Jay Derby (40)	Co-Chairman, Vice- President, Secretary and Treasurer since 1999	Vice-President and legal counsel for Derby and Company, Inc.
Mark Alan Derby (43)	Co-Chairman, President since 1999	Vice President of Derby and Company, Inc.

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement

Stuart N. Cole (42)	Trustee since 1999	Partner in the law firm of Barr & Cole, Chief Executive Officer of County Mortgage Trust, Partner and founder of H&S Investments, President of Washington Realty, Inc.
Stephen Dephoure (60)	Trustee since 1999	Trustee of the Fund, Principal of Dephoure & Company.
Scott Allen (43) Neal Shalom (45)	Trustee since 2002 Trustee since 2002

Vice-President/General Manager of M.S. Walker Co., Member of the Presidents Council for the Distilled Spirits Industry.

Partner in Equity Industrial Partners Corp., President of Newmarket Properties Ltd.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that although none of the members of the Audit Committee meets the technical definition of an audit committee financial expert, the members of the Audit Committee collectively have sufficient financial expertise to address any issues that are likely to come before the Audit Committee.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)

Attachment required by Item 10(a) of Form N-CSR is filed herewith.

(b)

Certification(s) required by Item 10(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The DCM Series Trust

By (Signature and Title)

*

/s/ Mark Alan Derby

Mark Alan Derby, President

Date

11/25/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Mark Alan  Derby

Mark Alan Derby, President

Date

11/25/03

By (Signature and Title)

*

/s/ Jonathan Jay Derby

Jonathan Jay Derby, Vice President, Treasurer and Secretary

Date

11/25/03

* Print the name and title of each signing officer under his or her signature.